Exhibit 10.17

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 15, 2017 (this “Fourth Amendment”), to that certain Credit Agreement, dated as of December 9, 2015 (as amended, restated, amended and restated, extended, renewed, supplemented, modified or otherwise changed from time to time, the “Credit Agreement”), among STEINER LEISURE LIMITED, an international business company incorporated under the laws of the Commonwealth of the Bahamas (“Holdings”), STEINER U.S. HOLDINGS, INC., a Florida corporation, as the Lead Borrower (the “Lead Borrower”), each of the Subsidiaries of Holdings party thereto as Borrowers, each of the Subsidiaries of Holdings party thereto as Guarantors, the Lenders party thereto from time to time and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as the Administrative Agent (in such capacity the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”).

WHEREAS, Holdings, Borrowers, Guarantors, Administrative Agent, Collateral Agent, Swingline Lender, Issuing Bank and the Required Lenders wish to amend certain terms and provisions of the Credit Agreement as hereafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.	Defined Terms. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.

2.	Amendments. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)	Existing Definitions.

(i) The definition of “Borrowing Base Certificate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Borrowing Base Certificate” shall mean a certificate of the chief executive officer, president, chief financial officer, chief accounting officer, senior corporate controller, vice president of finance or such other officer of the Lead Borrower, in each case who is reasonably acceptable to the Administrative Agent and who has previously complied with the Administrative Agent’s internal policies and procedures with respect to background verifications, which certificate shall be in form and substance satisfactory to the Administrative Agent.”

(ii) The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “(xv)” and inserting the text “(xviii)” in lieu thereof.

(iii) The definition of “Dominion Account” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “Section 9.14(b)” and inserting the text “Section 9.15(e)” in lieu thereof.

(iv) The definition of “FCPA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety: to read as follows:

““FCPA” shall mean the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1 et seq.”

(v) The definition of “OFAC” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety: to read as follows:

““OFAC” shall mean the Office of Foreign Asset Control of United Stated Treasury Department.”

3.

Conditions to Effectiveness. The effectiveness of this Fourth Amendment is subject to the fulfillment, in a manner satisfactory to each Agent, of each of the following conditions precedent (the date such conditions are fulfilled is hereinafter referred to as the “Fourth Amendment Effective Date”):

(a) Execution of Amendment. Administrative Agent, Collateral Agent, Swingline Lender, Issuing Bank and the Required Lenders shall have executed this Fourth Amendment and shall have received a counterpart to this Fourth Amendment, duly executed by each Credit Party.

(b) Incumbency Certificate. Agent shall have received, on or before the Fourth Amendment Effective Date, a fully executed incumbency certificate from the Lead Borrower, dated as of the Fourth Amendment Effective Date, signed by the Secretary of the Lead Borrower, and attested to by a Responsible Officer of the Lead Borrower, in form and substance satisfactory to Administrative Agent.

(c) Fees. Credit Parties shall have paid, on or before the Fourth Amendment Effective Date, all fees and invoiced costs and expenses then payable by Credit Parties pursuant to the Credit Documents, including, without limitation, Sections 9.02(c) and 13.01 of the Credit Agreement.

4.	Representations and Warranties. Each Credit Party represents and warrants as follows:

(a) Organization Status. Each Credit Party (i) is duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its organization, (i) has the requisite power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is, to the extent such concepts are applicable under the laws of the relevant jurisdiction, duly qualified and authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually and in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

(b) Authorization, Etc. Each Credit Party has the requisite power and authority to execute, deliver and perform the terms and provisions of this Fourth Amendment and the Credit Agreement, as amended hereby and has taken all necessary action to authorize the execution, delivery and performance by such Credit Party of this Fourth Amendment. Each Credit Party has duly executed and delivered this Fourth Amendment, and this Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with their terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

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(c) No Violation. Neither the execution, delivery or performance by any Credit Party of this Fourth Amendment or of the Credit Agreement, as amended hereby, nor compliance by such Credit Party with the terms and provisions hereof and thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party or any of its respective Restricted Subsidiaries pursuant to the terms of, any indenture, credit agreement or loan agreement, in each case to which any Credit Party or any of its Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (except, in the case of preceding clauses (i) and (ii), other than in the case of any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its respective Restricted Subsidiaries.

(d) Approvals. Except to the extent the failure to obtain or make the same would not reasonably be expected to have a Material Adverse Effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the Fourth Amendment Effective Date and which remain in full force and effect on the Fourth Amendment Effective Date and (y) filings which are necessary to perfect the security interests and Liens created under the Security Documents), or exemption by, any Governmental Authority, is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of this Fourth Amendment by the Credit Parties, and the performance of the Credit Agreement, as amended hereby.

5.	No Novation; Reaffirmation and Confirmation.

(a) This Fourth Amendment does not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any mortgage, security agreement, pledge agreement or any other security therefore. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Fourth Amendment shall be construed as a release or other discharge of Credit Parties under the Credit Agreement, or the other Credit Documents, as amended hereby, from any of its obligations and liabilities as “Credit Parties” thereunder.

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(b) Each Credit Party hereby (i) acknowledges and reaffirms such Credit Party’s obligations as set forth in each Credit Document, as amended hereby, (ii) agrees to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to such Credit Party set forth in each Credit Document, as amended hereby, which remain in full force and effect, and (iii) confirms, ratifies and reaffirms that the security interest granted to Collateral Agent, for the benefit of Collateral Agent and each other Secured Creditor, pursuant to the Credit Documents, as amended hereby, in all of such Credit Party’s right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Obligations, is continuing and is and shall remain unimpaired and continue to constitute a first priority security interest (subject to Permitted Liens) in favor of Collateral Agent, for the benefit of Collateral Agent and each other Secured Creditor, with the same force, effect and priority in effect both immediately prior to and after entering into this Fourth Amendment.

6.	Miscellaneous.

(a) Continued Effectiveness of the Credit Agreement and the Other Credit Documents. Except as otherwise expressly provided herein, the Credit Agreement and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Fourth Amendment Effective Date (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Fourth Amendment, and (ii) all references in the other Credit Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Fourth Amendment. To the extent that the Credit Agreement or any other Credit Document purports to pledge to Collateral Agent, or to grant to Collateral Agent, a security interest or Lien, such pledge or grant is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Fourth Amendment shall not operate as an amendment of any right, power or remedy of Administrative Agent, Collateral Agent, Issuing Bank, Swingline Lender or any Lender under the Credit Agreement or any other Credit Document, nor constitute an amendment of any provision of the Credit Agreement or any other Credit Document.

(b) Counterparts. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Lead Borrower and the Administrative Agent.

(c) Headings. The headings of the several Sections and subsections of this Fourth Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Fourth Amendment.

(d) Costs and Expenses. Section 13.01 of the Credit Agreement is incorporated herein by reference.

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(e) Fourth Amendment as Credit Document. Each Credit Party hereby acknowledges and agrees that this Fourth Amendment constitutes a “Credit Document” under the Credit Agreement.

(f) Severability. Any provision of this Fourth Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(g) Governing Law. Section 13.08 of the Credit Agreement is incorporated herein by reference.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS:
STEINER U.S. HOLDINGS, INC., as Lead Borrower

By:	/s/ Robert C. Boehm
Name:	Robert C. Boehm
Title:	Secretary

STEINER EDUCATION GROUP, INC.
STEINER RESORT SPAS (CALIFORNIA), INC.
SUS MARKETING, LLC
BLISS DIRECT, INC.
BUSS INTERNATIONAL LICENSING INC.
BLISS WORLD CARD COMPANY
BLISS WORLD HOLDINGS INC.
BLISS WORLD LLC
BWMI, INC.
FCNH, INC.
FLORIDA LUXURY SPA GROUP, INC.
IDEAL IMAGE DEVELOPMENT CORPORATION
IDEAL IMAGE DEVELOPMENT, INC.
IDEAL IMAGE DIRECT, LLC
IDEAL IMAGE OF ARIZONA, LLC
IDEAL IMAGE OF ARKANSAS, LLC
IDEAL IMAGE OF COLORADO, LLC
IDEAL IMAGE OF FLORIDA, LLC
IDEAL IMAGE OF GEORGIA (JV2), LLC
IDEAL IMAGE OF IDAHO, LLC
IDEAL IMAGE OF INDIANA, LLC
IDEAL IMAGE OF KENTUCKY, LLC
IDEAL IMAGE OF MARYLAND, LLC
IDEAL IMAGE OF MASSACHUSETTS, LLC
IDEAL IMAGE OF MICHIGAN, LLC
IDEAL IMAGE OF MINNESOTA, LLC
IDEAL IMAGE OF MISSOURI, LLC
IDEAL IMAGE OF NEBRASKA, LLC
IDEAL IMAGE OF NEVADA, LLC
IDEAL IMAGE OF NEW MEXICO, LLC
IDEAL IMAGE OF NEW YORK, LLC
IDEAL OF NORTH CAROLINA, LLC
IDEAL IMAGE OF OHIO, LLC

Signature Page to Fourth Amendment to Credit Agreement

IDEAL IMAGE OF OKLAHOMA, LLC
IDEAL IMAGE OF OREGON, LLC
IDEAL IMAGE OF PENNSYLVANIA, LLC
IDEAL IMAGE OF RHODE ISLAND, LLC
IDEAL IMAGE OF TENNESSEE, LLC
IDEAL IMAGE OF TEXAS, LLC
IDEAL IMAGE OF UTAH, LLC
IDEAL IMAGE OF VIRGINIA, LLC
IDEAL IMAGE OF WASHINGTON, LLC
IDEAL IMAGE OF WISCONSIN, LLC
IDEAL VENTURES, INC.
IDEAL VENTURES OF ARIZONA INC.
I.I. COSMETIC INSTITUTE, INC.
MANDARA PSL V, LLC
MANDARA SPA (CRUISE 1), L.L.C.
MANDARA SPA (CRUISE II), L.L.C.
MANDARA SPA (HAWAII), LLC
MANDARA SPA LLC
MANDARA SPA SERVICES LLC
MID-ATLANTIC MASSAGE THERAPY, INC.
SEG CORT LLC
STEINER AMERICAN CRUISES, INC.
STEINER BEAUTY PRODUCTS, INC.
STEINER INTERNATIONAL HOLDINGS LLC
STEINER INTERNATIONAL VENTURES, INC.
STEINER MANAGEMENT SERVICES, LLC
STEINER PRODUCT SUPPORT U.S., LLC
STEINER SPA RESORTS (CONNECTICUT), INC.
STEINER TRANSOCEAN (II) LIMITED
STEINER TRANSOCEAN LIMITED
STEINER TRANSOCEAN U.S., INC.
VIRGINIA MASSAGE THERAPY, INC.
STEINER SPA RESORTS (NEVADA), INC.
STEINER RESORT SPAS (NORTH CAROLINA), INC.

By:	/s/ Robert C. Boehm
Name:	Robert C. Boehm
Title:	Secretary

BLISSWORLD LIMITED
STEINER U.K. LIMITED

By:	/s/ Robert C. Boehm
Name:	Robert C. Boehm
Title:	Director

Signature Page to Fourth Amendment to Credit Agreement

STEINER TRAINING LIMITED

By:	/s/ Leonard Fluxman
Name:	Leonard Fluxman
Title:	Director

STEINER GROUP LIMITED
ELEMIS SPA LIMITED
ELEMIS LIMITED
E.J. CONTRACTS LIMITED

By:	/s/ Michael Stephan Haringman
Name	Michael Stephan Haringman
Title:	Secretary

NEMO (UK) HOLDCO, LTD.

By:	/s/ James Michael Chu
Name:	James Michael Chu
Title:	Director

GUARANTORS:

STEINER LEISURE LIMITED, as Holdings and as a Guarantor

By:	/s/ Robert C. Boehm
Name:	Robert C. Boehm
Title:	Secretary

NEMO HOLDCO, INC.,

By:	/s/ James Michael Chu
Name: James Michael Chu
Title:	President

Signature Page to Fourth Amendment to Credit Agreement

STEINER MARKS LIMITED
STEINER SPA ASIA LIMITED
STEINER SPA LIMITED
STO MEDISPA LIMITED

By:	/s/ Robert C. Boehm
Name:	Robert C. Boehm
Title:	Secretary

COSMETICS LIMITED

By:	/s/ Youlanda Deveaux
Name:	Youlanda Deveaux
Title:	Vice President

COSMETIC EXPORT INTERNATIONAL LIMITED

By:	/s/ Youlanda Deveaux
Name:	Youlanda Deveaux
Title:	President

Signature Page to Fourth Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as
Administrative Agent, Collateral Agent, Issuer, Swingline Lender and a Lender

By:	/s/ Joanne Fu
Name:	Joanne Fu
Title:	AVP

Signature Page to Fourth Amendment to Credit Agreement